UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 5, 2019

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court, Suite 1200

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2019 Annual Meeting of Stockholders of American Vanguard Corporation held on June 5, 2019, three matters were voted upon by stockholders, namely: (i) the election of eight directors until their successors are elected and qualified, (ii) the ratification of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2019, and (iii) an advisory vote approving the overall executive compensation policies and procedures of the Company as set forth in the 2019 proxy.

With respect to the first proposal in the proxy, the following eight nominees received more votes “FOR” than votes “AGAINST”, and, as a result, were elected to serve as directors for the ensuing year:

Nominee	Votes For	Votes Against	Votes Abstain
Scott D. Baskin	22,805,647	358,270	1,814
Lawrence S. Clark	21,977,525	1,186,393	1,813
Debra F. Edwards	23,066,291	97,592	1,848
Morton D. Erlich	22,792,081	371,837	1,813
Alfred F. Ingulli	23,015,024	148,894	1,813
John L. Killmer	23,063,640	100,278	1,813
Eric G. Wintemute	22,799,216	364,702	1,813
Esmail Zirakparvar	21,878,214	1,285,669	1,848

With respect to all director nominees, broker non-votes equaled 2,749,907.

With respect to Proposals Two (appointment of BDO) and Three (advisory approval of executive compensation), both measures received the affirmative vote of a majority of the shares cast at the meeting; more specifically, the shares were voted as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Two	25,449,487	465,069	1,082	0
Three	22,467,224	473,148	225,359	2,749,907

Item 8.01	Other Events

On June 6, 2019, American Vanguard Corporation issued a press release announcing that its board of directors had declared a cash dividend of $0.02 for shareholders of record as of June 28, 2019 with a distribution date of July 12, 2019. The complete text of that release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated June 10, 2019 of American Vanguard Corporation regarding the declaration of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: June 11, 2019	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary